SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549



                        FORM 8-K

                     CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 27, 1996

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
 (as company under a Pooling and
Servicing Agreement dated as of September 1, 1996 providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes,
, Series 1996-HS2)



 .         RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC
     (Exact name of registrant as specified in its charter)

        DELAWARE                33-80419         41-1808858
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)



            Exhibit Index Located on Page 2
Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                        Sequentially
Exhibit                                                 Numbered
Number                                                  Exhibit      Page


7(c) Pooling and Servicing Agreement, dated            004
          as of September 1, 1996 among Residential
         Funding Mortgage Securities II, Inc., as company,
          Residential Funding Corporation,
          as master servicer, and First National Bank of Chicago, as trustee.





                       SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES II,  INC.


                                   By: /s/ Diane S. Wold

                                   Name:   Diane S. Wold
                                   Title:  Vice President


Dated: September 27, 1996



                                           Exhibit 7(c)






            Pooling and Servicing Agreement